UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2004

NEON Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25457	76-0345839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14100 Southwest Freeway, Suite 500, Sugar Land, Texas		77478
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 491-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14s-2(b)

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01    Completion of Acquisition or Disposition of Assets.

The financial statements required by Rule 3-05 of Regulation S-X and the proforma financial statements required by Article 11 of Regulation S-X related to the acquisition of substantially all of the assets of ClientSoft, Inc. by NEON Systems, Inc. are attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

The audited consolidated financial statements of ClientSoft, Inc. as of and for the years ended December 31, 2003 and 2002 are included as Exhibit 99.2.

(b)         Pro forma financial information.

The unaudited pro forma combined condensed consolidated financial information of NEON Systems, Inc. and ClientSoft, Inc. is included as Exhibit 99.3.

(c)          Exhibits.

23.1        Consent of Goldstein Schechter Price Lucas Horwitz & Co., P.A., independent public accounting firm of ClientSoft, Inc.

99.1*     Press Release dated December 13, 2004 (Incorporated by reference to NEON Systems, Inc.’s Current Report on
Form 8-K dated December 15, 2004, Commission File No. 0-25457)

99.2        Financial Statements of ClientSoft, Inc.

99.3        NEON Systems, Inc. and ClientSoft, Inc. unaudited pro forma combined condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2005	NEON SYSTEMS, INC.

/s/ BRIAN D. HELMAN
Brian D. Helman,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Goldstein Schechter Price Lucas Horwitz & Co., P.A., independent registered public accounting firm for ClientSoft, Inc.

99.1*	Press Release of NEON Systems, Inc. dated December 14, 2004.

99.2	Financial Statements of ClientSoft, Inc.

99.3	NEON Systems, Inc. and ClientSoft Inc. unaudited pro forma combined condensed consolidated financial information

*  Previously filed as an exhibit to NEON Systems, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 15, 2004